Exhibit 1.1

Execution Version

$600,000,000

BOARDWALK PIPELINES, LP

5.625% Senior Notes due 2034

UNDERWRITING AGREEMENT

February 8, 2024

BARCLAYS CAPITAL INC.

J.P. MORGAN SECURITIES LLC

MUFG SECURITIES AMERICAS INC.

TRUIST SECURITIES, INC.

As Representatives of the several Underwriters

named in Schedule 1 hereto

c/o BARCLAYS CAPITAL INC.

745 SEVENTH AVENUE

NEW YORK, NY 10019

c/o J.P. MORGAN SECURITIES LLC

383 MADISON AVENUE

NEW YORK, NY 10179

c/o MUFG SECURITIES AMERICAS INC.

1221 AVENUE OF THE AMERICAS, 6TH FLOOR

NEW YORK, NY 10020

c/o TRUIST SECURITIES, INC.

3333 PEACHTREE ROAD, NE

ATLANTA, GA 30326

Ladies and Gentlemen:

Boardwalk Pipelines, LP, a Delaware limited partnership (the “Operating Partnership”), proposes to sell to the underwriters named in Schedule 1 hereto (the “Underwriters”), for whom Barclays Capital Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and Truist Securities, Inc. are acting as the representatives (the “Representatives,” and in the event that there are no underwriters named in Schedule 1 hereto other than the Representatives, the term “Representatives” shall refer to the Underwriters), $600,000,000 aggregate principal amount of its 5.625% Senior Notes due 2034 (the “Notes”). The Operating Partnership’s obligations under the Notes and the Indenture (as defined below) will be unconditionally guaranteed (the “Guarantees”), on a senior basis, by the Guarantor (as defined below). The Notes and the Guarantees are referred to herein as the “Securities.” The Securities will be issued pursuant to the terms of an indenture (the “Original Indenture”) among the Operating Partnership, as the issuer of the Notes, Boardwalk Pipeline Partners, LP, a Delaware limited partnership and the sole limited partner of the Operating Partnership (the “Partnership” or the “Guarantor” and, together with the Operating Partnership, the “Issuers”), as the guarantor of the Notes, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), dated as of August 21, 2009, as amended by the Third Supplemental Indenture, dated as of April 18, 2013 (the Original Indenture, as amended, the “Base Indenture”), as supplemented by the Tenth Supplemental Indenture, to be dated as of the Delivery Date (as defined in Section 4 hereof) (the “Tenth Supplemental Indenture”). The Base Indenture, as so supplemented by the Tenth Supplemental Indenture, is referred to herein as the “Indenture”. This agreement (this “Agreement”) is to confirm the agreement concerning the purchase of the Securities from the Operating Partnership by the Underwriters. Capitalized terms used but not defined herein shall have the same meanings given them in the Partnership Agreement or the Prospectus (each as defined herein).

Boardwalk GP, LP, a Delaware limited partnership (the “General Partner”), serves as the sole general partner of the Partnership. Boardwalk GP, LLC, a Delaware limited liability company (“BGL”), serves as the sole general partner of the General Partner. Boardwalk Operating GP, LLC, a Delaware limited liability company (“Operating GP”), serves as the sole general partner of the Operating Partnership. Each of the Operating GP, the Operating Partnership, Texas Gas Transmission, LLC, a Delaware limited liability company (“Texas Gas”), Boardwalk Texas Intrastate, LLC, a Delaware limited liability company (“Boardwalk Texas”), Gulf South Pipeline Company, LLC, a Delaware limited liability company (“Gulf South”), Boardwalk Midstream, LLC, a Delaware limited liability company (“Boardwalk Midstream”), Boardwalk Field Services, LLC, a Delaware limited liability company (“Boardwalk Field Services”), Boardwalk Resources Company, LLC, a Delaware limited liability company (“Boardwalk Resources”), Boardwalk Louisiana Gas Transmission, LLC, a Delaware limited liability company (“Louisiana Gas”), Boardwalk Louisiana Midstream, LLC, a Delaware limited liability company (“Louisiana Midstream”), Boardwalk Storage Company, LLC, a Delaware limited liability company (“Boardwalk Storage”), Boardwalk Petrochemical Pipeline, LLC, a Delaware limited liability company (“Boardwalk Petrochemical”), Boardwalk Ethane Pipeline Holdco, LLC, a Delaware limited liability company (“Bayou Ethane Holdco”), and Bayou Ethane Holdco’s wholly owned subsidiaries Boardwalk Purity Pipelines Company, LLC, a Delaware limited liability company (“Purity Pipeline”), Boardwalk Ethane Pipeline Company, LLC, a Delaware limited liability company (“Ethane Pipeline”), Boardwalk Bayou Ethane Pipeline, LLC, a Delaware limited liability company (“Bayou Ethane Pipeline”), Boardwalk Gulf Coast Transportation Company, LLC, a Delaware limited liability company (“Gulf Coast Transportation”) and Boardwalk NGL Marketing Company, LLC, a Delaware limited liability company (“NGL Marketing”), is sometimes referred to herein as a “Subsidiary,” and they are sometimes collectively referred to herein as the “Subsidiaries.”

Each of BGL, the General Partner, the Partnership, the Operating GP and the Operating Partnership is sometimes referred to herein as a “Partnership Party,” and they are sometimes collectively referred to herein as the “Partnership Parties.” Each of the Partnership Parties and each of the Subsidiaries is sometimes referred to herein as a “Partnership Entity,” and they are sometimes collectively referred to herein as the “Partnership Entities.”

1. Representations, Warranties and Agreements of the Partnership Parties. Each Partnership Party jointly and severally represents, warrants and agrees that:

(a) A registration statement on Form S-3 relating to the Securities (File Nos. 333-274067 and 333-274067-01) (i) has been prepared by the Issuers in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto (including all documents incorporated by reference in each prospectus contained therein) have been delivered by the Issuers to the Underwriters. As used in this Agreement,

(i) “Applicable Time” means 2:55 p.m. (New York City time) on February 8, 2024;

(ii) “Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been amended on or prior to the date hereof, relating to the Securities;

(iii) “Effective Date” means any date as of which any part of such registration statement relating to the Securities became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iv) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Issuers or used or referred to by the Issuers in connection with the offering of the Securities, including the final term sheet prepared pursuant to Section 5(a)(ii) hereof and attached to this Agreement in Schedule 3 hereto;

(v) “Preliminary Prospectus” means any preliminary prospectus relating to the Securities, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Securities, included in such registration statement or filed with the Commission by the Issuers pursuant to Rule 424(b) of the Rules and Regulations;

(vi) “Pricing Disclosure Package” means, as of the Applicable Time, the Base Prospectus and the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus identified on Schedule 4 hereto, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;

(vii) “Prospectus” means the final prospectus relating to the Securities, including the Base Prospectus and any prospectus supplement thereto relating to the Securities, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(viii) “Registration Statement” means, collectively, the various parts of such registration statement on Form S-3 (File Nos. 333-274067 and 333-274067-01), including all exhibits thereto, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to the Registration Statement, Base Prospectus, the Pricing Disclosure Package, any Preliminary Prospectus, or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Any reference to any amendment or supplement to the Pricing Disclosure Package, any Preliminary Prospectus, or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of the Pricing Disclosure Package, the Preliminary Prospectus, or the Prospectus, as the case may be, and incorporated by reference in the Pricing Disclosure Package or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any periodic or current report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date and that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Pricing Disclosure Package, any Preliminary Prospectus, or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or threatened by the Commission. The Commission has not notified the Issuers of any objection to the use of the form of the Registration Statement.

(b) Neither of the Issuers was, at the earliest time after the filing of the Registration Statement at which the Issuers or another offering participant made a bona fide offer (including, without limitation, through the use of a free writing prospectus) relating to the Securities, an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations). The Registration Statement has been declared effective by the Commission.

(c) The Registration Statement conformed and will conform in all material respects on the Effective Date and on the Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed and the Prospectus will conform in all material respects, when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the Delivery Date, to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference into the Pricing Disclosure Package, any Preliminary Prospectus, or the Prospectus conformed or will conform, at the time they were or are filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(e) The Prospectus and any amendment or supplement thereto did not, as of its date, and will not, as of the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(f) The documents incorporated by reference into the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus, or the Prospectus did not, and any further documents filed and incorporated by reference will not, at the time they were or are filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (and in the case of documents incorporated by reference into the Pricing Disclosure Package or the Prospectus, in the light of the circumstances under which they were made) not misleading.

(g) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(h) Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), if any, when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus, if any, in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e) hereof.

(i) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Issuers have complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Issuers have not made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Issuers have retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

(j) Each of the General Partner, the Partnership and the Operating Partnership has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), has the full partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is, or at the Delivery Date will be, duly registered or qualified to do business and in good standing as a foreign limited partnership in each jurisdiction listed opposite its name in Schedule 2 hereto, such jurisdictions being the only jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify could not reasonably be expected to (i) have a material adverse effect on the condition (financial or other), results of operations, securityholders’ equity, properties, business or prospects of the Partnership Entities (other than the General Partner and BGL), taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability.

(k) Each of BGL, Operating GP, Texas Gas, Boardwalk Texas, Gulf South, Boardwalk Midstream, Boardwalk Field Services, Boardwalk Resources, Louisiana Gas, Louisiana Midstream, Boardwalk Storage, Boardwalk Petrochemical, Bayou Ethane Holdco, Purity Pipeline, Ethane Pipeline, Bayou Ethane Pipeline, Gulf Coast Transportation and NGL Marketing has been duly formed and is validly existing and in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”), has the full limited liability company power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is, or at the Delivery Date will be, duly registered or qualified to do business and in good standing as a foreign limited liability company in each jurisdiction listed opposite its name in Schedule 2 hereto, such jurisdictions being the only jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify could not reasonably be expected to (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(l) Loews Corporation, a Delaware corporation (“Loews”), indirectly owns a 100% limited liability company interest in BGL; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of BGL (as the same may be amended on or prior to the Delivery Date, the “BGL LLC Agreement”) and is fully paid (to the extent required under the BGL LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

(m) BGL is the sole general partner of the General Partner, with a 0.001% general partner interest in the General Partner; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of the General Partner (as the same may be amended on or prior to the Delivery Date, the “GP Partnership Agreement”); and BGL owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (collectively, “Liens”).

(n) The General Partner is the sole general partner of the Partnership, with a 50.8286% percentage interest in the Partnership; such percentage interest has been duly and validly authorized and issued in accordance with the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (as the same may be amended and restated on or prior to the Delivery Date, the “Partnership Agreement”); and the General Partner owns such percentage interest free and clear of all Liens.

(o) Boardwalk Pipelines Holding Corp., a Delaware corporation (“BPHC”), owns a 49.1714% percentage interest in the Partnership; such percentage interest has been duly and validly authorized and issued in accordance with the Partnership Agreement and is fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and BPHC owns such percentage interest free and clear of all Liens.

(p) The Partnership owns a 100% limited liability company interest in Operating GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Operating GP (as the same may be amended on or prior to the Delivery Date, the “Operating GP LLC Agreement”) and is fully paid (to the extent required under the Operating GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such limited liability company interest free and clear of all Liens (except for such Liens as are not individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(q) Operating GP is the sole general partner of the Operating Partnership, with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of the Operating Partnership (as the same may be amended on or prior to the Delivery Date, the “Operating Partnership Agreement”); and Operating GP owns such general partner interest free and clear of all Liens. The Partnership is the sole limited partner of the Operating Partnership, with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens (except for such Liens as are not individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(r) The Operating Partnership owns a 100% limited liability company interest in Texas Gas; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Texas Gas (as the same may be amended on or prior to the Delivery Date, the “Texas Gas LLC Agreement”) and is fully paid (to the extent required under the Texas Gas LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all Liens (except for such Liens as are not, individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(s) The Operating Partnership owns a 100% limited liability company interest in Gulf South; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Gulf South (as the same may be amended on or prior to the Delivery Date, the “Gulf South LLC Agreement”) and is fully paid (to the extent required under the Gulf South LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all Liens (except for such Liens as are not individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(t) The Operating Partnership owns a 100% limited liability company interest in Boardwalk Midstream; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Boardwalk Midstream (as the same may be amended on or prior to each Delivery Date, the “Boardwalk Midstream LLC Agreement”) and is fully paid (to the extent required under the Boardwalk Midstream LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all Liens (except for such Liens as are not, individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(u) Boardwalk Midstream owns a 100% limited liability company interest in each of Boardwalk Field Services, Boardwalk Texas, Boardwalk Resources and Louisiana Gas; such limited liability company interests have been duly and validly authorized and issued in accordance with the limited liability company agreement of Boardwalk Field Services (as the same may be amended on or prior to each Delivery Date, the “Boardwalk Field Services LLC Agreement”), the limited liability company agreement of Boardwalk Texas (as the same may be amended on or prior to each Delivery Date, the “Boardwalk Texas LLC Agreement”), the limited liability company agreement of Boardwalk Resources (as the same may be amended on or prior to each Delivery Date, the “Boardwalk Resources LLC Agreement”) and the limited liability company agreement of Louisiana Gas (as the same may be amended on or prior to each Delivery Date, the “Louisiana Gas LLC Agreement”), as applicable, and such interests are fully paid (to the extent required under the Boardwalk Field Services LLC Agreement, the Boardwalk Texas LLC Agreement, the Boardwalk Resources LLC Agreement and the Louisiana Gas LLC

Agreement, as applicable) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interests free and clear of all Liens (except for such Liens as are not, individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(v) Boardwalk Resources owns, directly or indirectly, 100% of the membership interests in each of Louisiana Midstream, Boardwalk Storage, Boardwalk Petrochemical and Bayou Ethane Holdco; such membership interests have been duly authorized and validly issued in accordance with the applicable limited liability company agreement or certificate of formation of each such subsidiary (the “Louisiana Midstream, Boardwalk Storage, Boardwalk Petrochemical and Bayou Ethane Holdco Agreements”) and are fully paid (to the extent required under each of the Louisiana Midstream, Boardwalk Storage, Boardwalk Petrochemical and Bayou Ethane Holdco Agreements, as applicable) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Boardwalk Resources owns such membership interests free and clear of all Liens (except as such Liens as are not, individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(w) Bayou Ethane Holdco owns, directly or indirectly, 100% of the membership interests in each of Purity Pipeline, Ethane Pipeline, Bayou Ethane Pipeline, Gulf Coast Transportation and NGL Marketing; such membership interests have been duly authorized and validly issued in accordance with the applicable limited liability company agreement or certificate of formation of each such subsidiary (the “Purity Pipeline, Ethane Pipeline, Bayou Ethane Pipeline, Gulf Coast Transportation and NGL Marketing Agreements”) and are fully paid (to the extent required under each of the Purity Pipeline, Ethane Pipeline, Bayou Ethane Pipeline, Gulf Coast Transportation and NGL Marketing Agreements, as applicable) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Bayou Ethane Holdco owns such membership interests free and clear of all Liens (except as such Liens as are not, individually or in the aggregate, material to such ownership or as described in the Pricing Disclosure Package).

(x) Other than (i) BGL’s ownership of a 0.001% general partner interest in the General Partner, (ii) the General Partner’s ownership of a 50.8286% percentage interest in the Partnership, (iii) the Partnership’s ownership of a 100% limited liability company interest in Operating GP, (iv) the Partnership’s ownership of a 99.999% limited partner interest in the Operating Partnership, (v) Operating GP’s ownership of a 0.001% general partner interest in the Operating Partnership, (vi) the Operating Partnership’s ownership of a 100% limited liability company interest in Texas Gas, (vii) the Operating Partnership’s ownership of a 100% limited liability company interest in Gulf South, (viii) the Operating Partnership’s ownership of a 100% limited liability company interest in Boardwalk Midstream, (ix) Boardwalk Midstream’s ownership of a 100% limited liability company interest in Boardwalk Field Services, Boardwalk Texas, Boardwalk Resources and Louisiana Gas, (x) Boardwalk Resources’ 100% direct or indirect membership interest in each of Louisiana Midstream, Boardwalk Storage, Boardwalk Petrochemical and Bayou Ethane Holdco and (xi) Bayou Ethane Holdco’s ownership of a 100% limited liability company interest in each of Purity Pipeline, Ethane Pipeline, Bayou Ethane Pipeline, Gulf Coast Transportation and NGL Marketing, no Partnership Entity owns, directly or indirectly, any equity or short-or long-term debt securities (other than intercompany advances and notes among the Partnership and the Subsidiaries) of any corporation, partnership, limited liability company, joint venture, association or other entity.

(y) Except as described in the Pricing Disclosure Package or provided for in the Partnership Agreement, there are no contracts, agreements or understandings between any Partnership Party and any person granting such person the right to require the Issuers to file a registration statement under the Securities Act with respect to any securities of the Issuers owned or to be owned by such person, or to require the Issuers to include such securities with the Securities registered pursuant to the Registration Statement or in any securities registered or to be registered pursuant to any other registration statement filed by or required to be filed by the Issuers under the Securities Act.

(z) On the Delivery Date, the Issuers will have all requisite power and authority to issue, sell and deliver the Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Indenture, the Partnership Agreement, the Operating Partnership Agreement, the Pricing Disclosure Package and the Prospectus. On the Delivery Date, all corporate, partnership or limited liability company action, as the case may be, required to be taken by the Partnership Parties or any of their stockholders, members or partners for the authorization, issuance, sale and delivery of the Securities, the execution and delivery by the Partnership Parties of this Agreement, the Securities and the Indenture (collectively, the “Debt Documents”) and the consummation of the transactions contemplated by the Debt Documents shall have been validly taken.

(aa) This Agreement has been duly and validly authorized, executed and delivered by the Partnership Parties.

(bb) The Indenture has been duly authorized by the Issuers and duly qualified under the Trust Indenture Act of 1939 (the “Trust Indenture Act”) and, when duly executed and delivered by the Issuers and the Trustee, will constitute a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws related to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) (such limitations, the “Enforceability Exceptions”), and provided, further, that the indemnity, contribution and exoneration provisions contained therein may limited by applicable laws and public policy.

(cc) The Notes have been duly authorized and, at the Delivery Date, will have been duly executed by the Operating Partnership and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms, provided that the enforceability thereof may be limited by the Enforceability Exceptions. The Guarantees have been duly authorized by the Partnership for issuance and sale to the Underwriters as part of the Securities pursuant to this Agreement and, when the Notes are duly executed by the Operating Partnership and authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Partnership, enforceable against the Partnership in accordance with their terms, provided that the enforceability thereof may be limited by the Enforceability Exceptions.

(dd) The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Pricing Disclosure Package and the Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

(ee) None of the offering, issuance and sale by the Issuers of the Securities and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus, the execution, delivery and performance of the Debt Documents by the Partnership Parties that are parties thereto, or the consummation of the transactions contemplated by the Debt Documents (i) conflicts or will conflict with, or constitutes or will constitute a violation of, the certificate or agreement of limited partnership, certificate of formation, limited liability company agreement or other organizational documents of any Partnership Party, (ii) conflicts or will conflict with, or constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach or violation of or default under), any indenture, mortgage, deed of trust, loan agreement, guarantee, lease or other agreement or instrument to which any of the Partnership Entities is a party, by which any of them is bound or to which any of their respective properties or assets is subject, (iii) violates or will violate any statute, law, ordinance, regulation, order, judgment, decree or injunction of any court or governmental agency or body to which any of the Partnership Entities or any of their respective properties or assets may be subject or (iv) will result in the creation or imposition of any Lien upon any property or assets of any Partnership Entity which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect.

(ff) Except for the qualification of the Indenture under the Trust Indenture Act, the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications (“consents”) as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Securities by the Underwriters, no consent or order of, or filing or registration with, any court or governmental agency or body to which any of the Partnership Parties or any of their respective properties or assets is subject is required for the execution, delivery and performance of the Debt Documents by the Partnership Parties that are parties thereto, the consummation of the transactions contemplated by the Debt Documents and the application of the proceeds from the sale of the Securities as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus.

(gg) (i) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; and (ii) each of the Organizational Documents (other than the Partnership Agreement) has been duly authorized, executed and delivered by the respective Partnership Entity or Entities thereto and is a valid and legally binding agreement of such Partnership Entity or Entities, enforceable against such parties in accordance with the terms of each of such Organizational Documents; provided that in each case the enforceability thereof may be limited by the Enforceability Exceptions; and provided, further, that the indemnity, contribution and exoneration provisions contained in any such agreements may be limited by applicable laws and public policy. “Organizational Documents” means, collectively, the GP Partnership Agreement, the Partnership Agreement, the Operating Partnership Agreement, the BGL LLC Agreement, the Operating GP LLC Agreement, the Texas Gas LLC Agreement, the Gulf South LLC Agreement, the Boardwalk Midstream LLC Agreement, the Boardwalk Field Services LLC Agreement, the Boardwalk Texas LLC Agreement, the Boardwalk Resources LLC Agreement, the Louisiana Gas LLC Agreement, the Louisiana Midstream, Boardwalk Storage, Boardwalk Petrochemical and Bayou Ethane Holdco Agreements and the Purity Pipeline, Ethane Pipeline, Bayou Ethane Pipeline, Gulf Coast Transportation and NGL Marketing Agreements.

(hh) The historical consolidated financial statements (including the related notes and supporting schedules) included in, or incorporated by reference into, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) comply as to form in all material respects with the requirements of Regulation S-X of the Commission and present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply, and, except as otherwise disclosed in the Pricing Disclosure Package and the Prospectus, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. Any summary historical information set forth in the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived. The other financial information, if any, of the Partnership, including non-GAAP financial measures, incorporated by reference in the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Partnership, fairly presents in all material respects the information purported to be shown thereby and complies with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. There are no financial statements (historical or pro forma) that are required to be included in the Pricing Disclosure Package or the Prospectus that are not so included as required and the Partnership does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Pricing Disclosure Package and the Prospectus.

(ii) Deloitte & Touche LLP (“Deloitte”), who have certified certain financial statements of the Partnership, whose reports are incorporated by reference in each of the Pricing Disclosure Package and the Prospectus and who have delivered the initial letter referred to in Section 7(g) hereof, are an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations and the rules and regulations of the Public Company Accounting Oversight Board and were such during the periods covered by the financial statements on which they reported.

(jj) Each Partnership Entity has good and indefeasible title to all real property and good title to all personal property contemplated as owned or to be owned by it in each of the Pricing Disclosure Package and the Prospectus, in each case free and clear of all Liens, except as described in the Pricing Disclosure Package or that would not materially affect the value of such property and would not materially interfere with the use made and proposed to be made of such property as described in each of the Pricing Disclosure Package and the Prospectus. With respect to title to pipeline rights-of-way, none of the Partnership Entities has received any actual notice or claim from any owner of land upon which any pipeline that is owned by any Subsidiary is located that such entity does not have sufficient title to enable it to use and occupy the pipeline rights-of-way as they have been used and occupied in the past and are proposed to be used and occupied in the future as described in each of the Pricing Disclosure Package and the Prospectus, except where such failure to have sufficient title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All assets held under lease or license by the Partnership Entities are held under valid, subsisting and enforceable leases or licenses, with such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially interfere with the use made and proposed to be made of such assets as they have been used in the past and are proposed to be used in the future as described in each of the Pricing Disclosure Package and the Prospectus.

(kk) Each Partnership Entity carries or is covered by insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is reasonably adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of each Partnership Entity are in full force and effect, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each Partnership Entity is in compliance with the terms of such policies in all material respects; and no Partnership Entity has received notice from any insurer or agent of such insurer that any material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

(ll) Except as described in the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which any Partnership Entity is a party or to which any property or asset of any Partnership Entity is subject that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the performance of the Debt Documents or the consummation of the transactions contemplated thereby, and to the knowledge of the Partnership Parties, no such proceedings are threatened by governmental authorities or others. There are no legal or governmental proceedings pending that are required to be described in the Pricing Disclosure Package and the Prospectus that are not so described.

(mm) There are no contracts or other documents that are required to be described in the Pricing Disclosure Package or the Prospectus or filed as exhibits to the Registration Statement, or that are required by the Exchange Act or the rules and regulations promulgated thereunder to be filed as exhibits to a document incorporated by reference into the Pricing Disclosure Package or the Prospectus by the Securities Act or the Rules and Regulations that have not been so described in the Pricing Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement or such incorporated document.

(nn) The statements set forth in each of the Pricing Disclosure Package and the Prospectus under the captions “Summary—The Offering,” “Description of the Notes” and “Description of Debt Securities,” insofar as they purport to constitute a summary of the terms of the Securities, and under the caption “Certain United States Federal Income Tax Consequences” insofar as it purports to describe the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

(oo) Except as described in the Pricing Disclosure Package, no labor disturbance by the employees of any Partnership Entity exists or, to the knowledge of the Partnership Parties, is imminent or threatened that could reasonably be expected to have a Material Adverse Effect.

(pp) Since the date of the latest audited financial statements included in or incorporated by reference into the Pricing Disclosure Package, (i) no Partnership Entity has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, any labor dispute or any court or governmental action, order or decree, and (ii) there has not been any adverse change in the partners’ capital, members’ equity or short- or long-term debt of any Partnership Entity or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, securityholders’ equity, properties, management, business or prospects of any Partnership Entity, in each case except as could not reasonably be expected to have a Material Adverse Effect or as set forth or contemplated in the Pricing Disclosure Package.

(qq) From the date as of which information is given in the Pricing Disclosure Package through the date hereof, and except as may be disclosed in the Pricing Disclosure Package, none of the Partnership Entities has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend or distribution on its capital stock or other equity interests.

(rr) Each Partnership Entity (i) makes and keeps accurate books and records and (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of the Partnership’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to the Partnership Entities’ assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for the Partnership Entities’ assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Partnership Parties’ internal controls over financial reporting are effective and the Partnership Parties are not aware of any material weakness in their internal control over financial reporting.

(ss) The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports it files or submits under the Exchange Act is accumulated and communicated to management of the Partnership, including its principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(tt) Since the date of the most recent balance sheet of the Partnership reviewed or audited by Deloitte and the audit committee of the board of directors of BGL, (i) the Partnership Parties have not been advised of (A) any significant deficiencies in the design or operation of internal controls that are reasonably likely to adversely affect the ability of the Partnership Entities to record, process, summarize and report financial data, or any material weaknesses in internal controls (whether or not remediated) and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Partnership Entities, and (ii) since that date, there have been no changes in internal controls that have materially affected, or are reasonably likely to materially affect, internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(uu) Each Partnership Entity subject to the Sarbanes-Oxley Act of 2002, and each of its directors and officers in their capacities as such, is in compliance in all material respects with such act.

(vv) None of the Partnership Entities (i) is in violation of its respective Organizational Documents, (ii) is in breach of or default under any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, guarantee, lease or other agreement or instrument to which it is a party, by which it is bound or to which any of its properties or assets is subject (and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default), (iii) is in violation of any statute, law, ordinance, rule, regulation, order, judgment, decree or injunction of any court or governmental agency or body to which it or its property or assets may be subject or (iv) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) or (iv), as could not reasonably be expected to have a Material Adverse Effect.

(ww) Except as described in the Pricing Disclosure Package, the Partnership Entities (i) are in compliance with any and all applicable federal, state and local laws, regulations, ordinances, rules, orders, judgments, decrees or other legally enforceable requirements relating to the protection of human health and safety (to the extent such health and safety relate to exposure to Hazardous Materials, as defined below), the environment (including natural resources) or imposing liability or standards of conduct concerning any Hazardous Materials (“Environmental Laws”), (ii) have received, and as necessary maintained, all permits required of them under applicable Environmental Laws to conduct their respective businesses as they are currently being conducted, (iii) are in compliance with all terms and conditions of any such permits and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive and maintain required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Material” means (1) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), (2) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (3) petroleum or any petroleum product, (4) any polychlorinated biphenyl and (5) any pollutant, contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under any other Environmental Law. Except as described in the Pricing Disclosure Package, no Partnership Entity has been named as a “potentially responsible party” under CERCLA or any other similar Environmental Law, except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Except as described in the Pricing Disclosure Package, no Partnership Entity (A) is a party to any proceeding under Environmental Laws in which a governmental authority is also a party, other than proceedings regarding which it is believed that no monetary penalties in excess of $300,000 will be imposed, (B) has received notice of any potential liability for the disposal or release of any Hazardous Material, except where such liability would not reasonably be expected to have a Material Adverse Effect or (C) anticipates any material capital expenditures relating to Environmental Laws.

(xx) Each Partnership Entity is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which any Partnership Entity would have any liability; no Partnership Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” that is intended to be qualified under Section 401(a) of the Code and for which any Partnership Entity would have any liability is so qualified and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(yy) Each Partnership Entity has, or at the Delivery Date will have, such permits, licenses, franchises, certificates and other consents of governmental or regulatory authorities (“Permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in each of the Pricing Disclosure Package and the Prospectus, except as disclosed in or specifically contemplated by the Pricing Disclosure Package or except for any failure to have any such Permit that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in the Pricing Disclosure Package, each Partnership Entity has fulfilled and performed all of its material obligations with respect to all such Permits, and no event has occurred that would prevent any such Permit from being renewed or reissued, that allows, or after notice or lapse of time would allow, revocation or termination of any such Permit or that would result in any other impairment of the rights of the holder of any such Permit, except for any such non-renewal, revocation, termination or impairment that could not reasonably be expected to have a Material Adverse Effect.

(zz) The Partnership is not, and as of the Delivery Date and after giving effect to the application of the net proceeds of the offering of the Securities as described under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, the Partnership will not be, an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(aaa) None of the Partnership Entities or, to the knowledge of the Partnership Parties, any of their affiliates has distributed, and prior to the later to occur of the Delivery Date and completion of the distribution of the Securities, none of the Partnership Entities or, to the knowledge of the Partnership Parties, any of their affiliates will distribute, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus, and any Issuer Free Writing Prospectus to which the Representatives have consented pursuant to Section 1(i) or 5(a)(viii) hereof.

(bbb) None of the Partnership Entities or, to the knowledge of the Partnership Parties, any of their affiliates has taken, nor will any of the Partnership Entities or, to the knowledge of the Partnership Parties, any of their affiliates take, directly or indirectly, any action that has constituted, that was designed to cause or result in, or that could reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of any Partnership Party to facilitate the sale or resale of the Securities.

(ccc) Except for this Agreement, there are no contracts, agreements or understandings between the Issuers and any person that would give rise to a valid claim against the Issuers or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Securities contemplated by this Agreement.

(ddd) The interactive data in the eXtensible Business Reporting Language included in or incorporated by reference into the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(eee) Each Partnership Party has filed all tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has paid all taxes shown to be due pursuant to such returns, other than those that (i) failure to file or pay could not reasonably be expected to have a Material Adverse Effect or (ii) are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.

(fff) Neither the Partnership Parties nor, to the knowledge of the Partnership Parties, any director, officer, agent, affiliate, employee or other person acting on behalf of the Partnership Parties has, in the course of its actions for, or on behalf of, the Partnership Parties, (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.

(ggg) The operations of the Partnership Parties are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Partnership Parties or their affiliates conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Parties with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership Parties, threatened.

(hhh) The Partnership Parties are not and, to the knowledge of the Partnership Parties, no director, officer, agent, employee, affiliate or person acting on behalf of the Partnership Parties, is currently subject or target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor are the Partnership Parties located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, the non-governmental controlled areas of the Zaporizhzhia and Kherson regions of Ukraine (each, a “Sanctioned Country”); and none of the Partnership Parties will directly or indirectly use the proceeds from the sale of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any affiliate, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions. For the past 5 years, none of the Partnership Parties have knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(iii) (i)(x) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has been no security breach or other compromise of or relating to any of the Partnership Entities’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Partnership Entities have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data; (ii) the Partnership Entities are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Effect; and (iii) the Partnership Entities have implemented backup and disaster recovery technology consistent with industry standards and practices.

Any certificate signed by or on behalf of any Partnership Party and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by each such Partnership Party, as to matters covered thereby, to each Underwriter.

2. Purchase of the Securities by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Issuers agree to sell the Securities to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Issuers the principal amount of Securities set forth opposite that Underwriter’s name in Schedule 1 hereto at a price equal to 99.212% of the principal amount thereof, plus accrued interest, if any, from the Delivery Date.

The Issuers shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

3. Offering of Securities by the Underwriters. Upon authorization by the Representatives of the release of the Securities, the Underwriters propose to offer the Securities for sale upon the terms and conditions to be set forth in the Prospectus.

4. Delivery of and Payment for the Securities. Delivery of and payment for the Securities shall be made at the offices of Sidley Austin LLP at 10:00 A.M., Eastern time, on the fifth full business day following the date of this Agreement or at such other date, time or place as shall be determined by agreement between the Representatives and the Issuers. This date and time are sometimes referred to as the “Delivery Date.” On the Delivery Date, the Issuers shall deliver the Securities to the Representatives for the account of each Underwriter against payment by the several Underwriters of the aggregate purchase price of the Securities being sold by the Issuers to or upon the order of the Operating Partnership by wire transfer in immediately available funds to the accounts specified by the Operating Partnership. Time shall be of the essence, and delivery of the Securities at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Issuers shall deliver the Securities through the facilities of The Depository Trust Company, New York, New York (“DTC”) unless the Representatives shall otherwise instruct. The Securities shall be evidenced by one or more certificates in global form registered in the name of Cede & Co., as DTC’s nominee, and having an aggregate principal amount corresponding to the aggregate principal amount of the Securities.

5. Further Agreements of the Partnership Parties and the Underwriters.

(a) Each Partnership Party jointly and severally agrees:

(i) To prepare the Prospectus in a form approved by the Underwriters (such approval not to be unreasonably withheld) and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed or has become effective and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission or any state or other regulatory body of any stop order or of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto, or of any request by the Commission for the amendment or supplement of the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or for additional information; to use its commercially reasonable efforts to prevent the issuance of any such order or notice of objection, and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification or such notice of objection, to use promptly its commercially reasonable efforts to obtain its withdrawal;

(ii) To prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Securities, in form and substance reasonably satisfactory to the Representatives, and to file such Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 of the Rules and Regulations within the time period prescribed by such rule; provided that the Issuers shall furnish the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall reasonably object.

(iii) To pay the required Commission filing fees relating to the Securities within the time period required by Rule 456(b)(1) of the Rules and Regulations without regard to the proviso therein and otherwise in accordance with Rule 456(b) and 457(r) of the Rules and Regulations.

(iv) Unless otherwise available on the Commission’s electronic data, gathering, analysis and retrieval system, to furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(v) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in the Registration Statement or the Prospectus; and, if the delivery of a Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required at any time after the date hereof in connection with the offering or sale of the Securities or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to prepare and file such document that will correct such statement or omission or effect such compliance and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of such amended or supplemented Prospectus or other documents;

(vi) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Issuers or the Representatives, be required by the Securities Act or requested by the Commission;

(vii) Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld and which shall be provided to the Issuers promptly after having been given notice of the proposed filing; provided that the foregoing provision shall not apply if such filing is, in the judgment of counsel to the Partnership Parties, required by law;

(viii) Not to make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives;

(ix) To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to prepare and file an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance and furnish without charge to each Underwriter as many copies as the Underwriters may from time to time reasonably request of such amended or supplemented Issuer Free Writing Prospectus;

(x) As soon as practicable and in any event not later than 16 months after the date hereof, to make generally available to the Partnership’s security holders and the Underwriters an earnings statement of the Partnership Entities (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations;

(xi) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Partnership shall not be required to (A) qualify as a foreign limited partnership in any jurisdiction in which it would not otherwise be required to so qualify, (B) file a general consent to service of process in any such jurisdiction or (C) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

(xii) To apply the net proceeds from the sale of the Securities being sold by the Issuers as set forth in the Prospectus; and

(xiii) During the period from the date hereof through and including the business day following the Delivery Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Partnership Parties and having a tenor of more than one year without the prior written consent of the Representatives.

(b) Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433 of the Rules and Regulations) in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by such Underwriter without the prior consent of the Issuers (any such issuer information with respect to the use of which the Issuers have given their consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Partnership Parties with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

6. Expenses. The Issuers agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Securities, any stamp duties or other similar taxes payable in connection therewith and the preparation and printing of certificates for the Securities; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, the Statement of Eligibility and Qualification of the Trustee on Form T-1 filed with the Commission (the “Form T-1”), and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, and any document incorporated by reference in any of the foregoing, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, the Indenture, and any other related documents in connection with the offering, purchase, sale and delivery of the Securities; (e) any required review by the Financial Industry Regulatory Authority, Inc. of the terms of sale of the Securities (including related fees and expenses of counsel to the Underwriters); (f) the preparation and delivery of any state securities or Blue Sky memorandum in connection with the offer, issuance and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 5(a)(xi) hereof (including filing fees and reasonable fees and expenses of counsel to the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum); (g) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (h) any fees payable in connection with the rating of the Securities; and (i) the performance of the obligations of the Partnership Parties under this Agreement; provided that, except as provided in this Section 6 and in Sections 8 and 11 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, and the expenses of advertising any offering of the Securities made by the Underwriters.

7. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Partnership Parties contained herein, to the performance by the Partnership Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i) hereof; the Issuers shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for such purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement, any Preliminary Prospectus, or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Issuers of any objection to the use of the form of the Registration Statement.

(b) No Underwriter shall have discovered and disclosed to the Issuers on or prior to the Delivery Date that the Registration Statement as of the Effective Date, any Preliminary Prospectus or the Prospectus as of its respective date and on the Delivery Date, or the Pricing Disclosure Package as of the Applicable Time, in each case including any amendment or supplement thereto, contains an untrue statement of a fact that, in the reasonable opinion of Sidley Austin LLP, counsel for the Underwriters, is material or omits to state a fact that, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading (in the case of any Preliminary Prospectus, the Prospectus or the Pricing Disclosure Package, in the light of the circumstances under which such statements were made).

(c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of the Debt Documents, the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to the Debt Documents and the transactions contemplated thereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Vinson & Elkins L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Partnership Parties, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives, with respect to the matters set forth in Exhibit A to this Agreement.

(e) The General Counsel of BGL shall have furnished to the Representatives his written opinion, as counsel to the Issuers, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Representatives, with respect to the matters set forth in Exhibit B to this Agreement.

(f) Sidley Austin LLP shall have furnished to the Representatives its written opinion or opinions, as counsel for the Underwriters, addressed to the Underwriters and dated the Delivery Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus, the Pricing Disclosure Package and such other related matters as the Representatives may reasonably require, and the Partnership Parties shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(g) Promptly after the execution of this Agreement, the Representatives shall have received from Deloitte a letter (the “initial letter”), in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h) The Representatives shall have received from Deloitte a letter (the “bring-down letter”), in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the Delivery Date (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(i) BGL shall have furnished to the Representatives a certificate, dated the Delivery Date, of its Chairman of the Board, its Chief Executive Officer, its President or any of its Vice Presidents and its Chief Financial Officer stating that:

(i) The representations, warranties and agreements of the Partnership Parties in Section 1 hereof are true and correct on and as of the Delivery Date, and the Partnership Parties have complied with all their agreements contained herein and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Delivery Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Issuers of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(iii) They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement) or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of the Pricing Disclosure Package and the Prospectus), and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the most recent Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(j) Subsequent to the execution and delivery of this Agreement, (i) no Partnership Entity shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, any labor dispute or any court or governmental action, order or decree, (ii) no Partnership Entity shall have become a party to or the subject of any litigation or court or government action, investigation, order or decree that is adverse to any Partnership Entity and (iii) there shall not have been any adverse change in the partners’ capital, members’ equity or short- or long-term debt of any Partnership Entity or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, securityholders’ equity, properties, management, business or prospects of any Partnership Entity, in each case the effect of which in any such case is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated herein and in the Prospectus.

(k) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the debt securities of any Partnership Entity by any “nationally recognized statistical rating organization” (as that term is defined in Section 3(a)(62) of the Exchange Act) and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of any Partnership Entity.

(l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the NYSE shall have been suspended or materially limited, the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) trading in any securities of any Partnership Entity on any exchange or in the over-the-counter market shall have been suspended or materially limited, the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (iii) a banking moratorium shall have been declared by federal or New York or Texas state authorities, (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities or any other calamity or crisis after the date hereof, or the effect of international conditions on the financial markets in the United States, that in any such case would make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated herein and in the Prospectus.

(m) The Underwriters shall have received from the Partnership Parties such additional documents and certificates as the Representatives or counsel for the Underwriters may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

8. Indemnification and Contribution.

(a) The Partnership Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees, each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act and any affiliates or selling agents of such Underwriter who have, or who are alleged to have, participated in the distribution of the Securities as Underwriters (such affiliates or selling agents being referred to herein as “Participating Affiliates”), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities) to which such Underwriter, directors, officers, employees, controlling persons or Participating Affiliates may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or in any amendment or supplement thereto, (B) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter, or (C) any “road show” (as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or in any Permitted Issuer Information, any Non-Prospectus Road Show, or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement) or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show) or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Partnership Parties shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each such Underwriter and each such director, officer, employee, controlling person or Participating Affiliate promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter, director, officer, employee, controlling person or Participating Affiliate in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto, or in any Permitted Issuer Information, or any Non-Prospectus Road Show, in reliance upon and in conformity with written information concerning any Underwriter furnished to the Partnership through the Representatives by or on behalf of such Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e) hereof. The foregoing indemnity agreement is in addition to any liability which the Partnership Parties may otherwise have to any Underwriter or to any director, officer, employee, controlling person or Participating Affiliate of such Underwriter.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless each Partnership Party, its directors, officers, managers who are natural persons and employees and each person, if any, who controls such Partnership Party within the meaning of Section 15 of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which such Partnership Party or any such director, officer, employee, manager who is a natural person or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or in any Non-Prospectus Road Show, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Pricing Disclosure Package, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or in any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show, in the light of the circumstances under which any such statements were made), but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e) hereof. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to any Partnership Party or any director, officer, employee, manager who is a natural person or controlling person of such Partnership Party.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8, except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and the indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes to assume, jointly with any other similarly notified indemnifying party, the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of the indemnifying party’s election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective directors, officers, employees, controlling persons and Participating Affiliates who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Partnership Parties under this Section 8 if (i) the Partnership Parties and the Underwriters shall have so mutually agreed; (ii) the Partnership Parties have failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters; (iii) the Underwriters and their respective directors, officers, employees, controlling persons and Participating Affiliates shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the Partnership Parties; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers, employees, controlling persons or Participating Affiliates, on the one hand, and the Partnership Parties or their respective directors, officer, employees, managers who are natural persons or controlling persons, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Partnership Parties. No indemnifying party shall (X) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle, or compromise or consent to the entry of any judgment with respect to, any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party or (Y) be liable for any settlement of any such claim, action, suit or proceedings effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such claim, action, suit or proceeding, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership Parties, on the one hand, and the Underwriters, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Issuers, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand, bear to the total gross proceeds from the offering of the Securities purchased under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Securities underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

(e) The Underwriters severally confirm and the Partnership Parties acknowledge and agree that the table of the names of, and the respective principal amounts of the Securities to be purchased by, each of the Underwriters, the public offering price and the statements regarding delivery of the Securities by the Underwriters set forth on the cover page of, and the concession and reallowance figures and the paragraph relating to stabilization by the Underwriters appearing under the caption “Underwriting” in, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning the Underwriters furnished in writing to the Issuers by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

9. Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriter(s) shall be obligated to purchase the Securities that the defaulting Underwriter(s) agreed but failed to purchase on the Delivery Date in the respective proportions which the principal amount of Securities set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total principal amount of the Securities set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriter(s) shall not be obligated to purchase any of the Securities on the Delivery Date if the total principal amount of Securities that the defaulting Underwriter(s) agreed but failed to purchase on the Delivery Date exceeds 9.09% of the aggregate principal amount of Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Securities that it agreed to purchase on the Delivery Date pursuant to the terms of Section 2 hereof. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriter(s), or those other underwriters satisfactory to the

Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the total aggregate principal amount of Securities. If the remaining non-defaulting Underwriter(s) or other underwriters satisfactory to the Underwriters do not elect to purchase the Securities that the defaulting Underwriter(s) agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Partnership Parties, except that the Partnership Parties will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11 hereof. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to any Partnership Party for damages caused by its default. If other Underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Issuers may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership Parties or counsel for the Underwriters may be necessary in the Registration Statement, any Preliminary Prospectus, the Prospectus or in any other document or arrangement.

10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Issuers prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 7(j), Section 7(k) and Section 7(l) hereof shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

11. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated (i) because any condition of the Underwriters’ obligations set forth in Section 7 hereof (other than Sections 7(l)(i), (iii), (iv) or (v)) is not satisfied or (ii) because of any refusal, inability or failure on the part of any Partnership Party to perform any agreement herein or comply with any provision hereof other than by reason of a default by any Underwriter, the Partnership Parties will reimburse the Underwriters on demand for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

12. Research Analyst Independence. The Partnership Parties acknowledge that (a) the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies and (b) the Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Issuers, the value of the Securities and/or the offering that differ from the views of their respective investment banking divisions. The Partnership Parties hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership Parties or their affiliates by any Underwriter’s investment banking division. The Partnership Parties acknowledge that each of the Underwriters is a full service securities firm and as such, from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that are the subject of the transactions contemplated by this Agreement.

13. No Fiduciary Duty. The Partnership Parties acknowledge and agree that in connection with this offering, sale of the Securities or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between any Partnership Party, any affiliate of a Partnership Party or any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, expert or otherwise, to the Partnership Parties or any of their affiliates, including, without limitation, with respect to the determination of the public offering price of the Securities, and such relationship between the Partnership Parties or any of their affiliates, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to the Partnership Parties or their affiliates shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their respective affiliates may have interests that differ from those of the Partnership Parties and their affiliates. Each Partnership Party hereby waives, on its own behalf and on behalf of its affiliates, any claims that the Partnership Parties or any of their affiliates may have against any Underwriter with respect to any breach or alleged breach of fiduciary duty in connection with this offering.

14. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attn: Syndicate Registration (Fax (646) 834-8133); J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attention: Investment Grade Syndicate Desk, (Facsimile: (212) 834-6081); MUFG Securities Americas Inc., 1221 Avenue of the Americas, 6th Floor, New York, NY 10020, Attn: Capital Markets Group, Fax: (646) 434-3455; and Truist Securities, Inc., 3333 Peachtree Road NE, Atlanta, GA 30326, Attention: Investment Grade Debt Capital Markets (fax: (404) 926-5027);

(b) if to the Partnership Parties, shall be delivered or sent by mail or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: Chief Financial Officer.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Partnership shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Representatives on behalf of the Underwriters.

15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Partnership Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 8(b) hereof shall be deemed to be for the benefit of the directors of BGL, the officers of BGL who have signed the Registration Statement and any person controlling BGL within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. Notwithstanding anything in this Agreement to the contrary, all liabilities and obligations of the Partnership Parties hereunder shall be non-recourse against Loews or any limited partner, stockholder, member, officer, manager, director or employee of any of the Partnership Parties who is a natural person. In that connection, neither Loews nor any such limited partner, stockholder, member, officer, manager, director or employee who is a natural person shall be bound by this Agreement, or be obligated by virtue of this Agreement or the obligations of any party created hereunder to (y) provide funds to any of the Partnership Parties, whether by contributions to capital, loans, returns of monies, securities or other property, or (z) assume any liabilities of any of the Partnership Parties. For the avoidance of doubt, nothing in this Section 15 shall preclude recourse, to the extent permitted by applicable law, against any such limited partner, stockholder, member, officer, manager, director or employee of any of the Partnership Parties who is a natural person in the event of fraud, gross negligence or willful misconduct.

16. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Partnership Parties and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17. Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 of the Rules and Regulations.

18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19. USA Patriot Act. Each of the Partnership Parties acknowledge that, in accordance with the requirements of the USA Patriot Act (Title III of Pb. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Partnership Parties, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) For the purposes of this Section 22: (i) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (ii) “Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; (iv) “U.S. Special Resolution Regime” means each of (A) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (B) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(Remainder of page intentionally left blank.)

If the foregoing correctly sets forth the agreement among the Partnership Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

BOARDWALK GP, LLC

By:	/s/ Steven A. Barkauskas
Steven A. Barkauskas
Senior Vice President – Chief Financial Officer

BOARDWALK GP, LP

By:	Boardwalk GP, LLC, its general partner

By:	/s/ Steven A. Barkauskas
Steven A. Barkauskas
Senior Vice President – Chief Financial Officer

BOARDWALK PIPELINE PARTNERS, LP

By:	Boardwalk GP, LP, its general partner

By:	Boardwalk GP, LLC, its general partner

By:	/s/ Steven A. Barkauskas
Steven A. Barkauskas
Senior Vice President – Chief Financial Officer

Signature Page to Underwriting Agreement

Boardwalk Pipelines, LP

BOARDWALK OPERATING GP, LLC

By:	Boardwalk Pipeline Partners, LP, its sole member

By:	Boardwalk GP, LP, its general partner

By:	Boardwalk GP, LLC, its general partner

By:	/s/ Steven A. Barkauskas
Steven A. Barkauskas
Senior Vice President – Chief Financial Officer

BOARDWALK PIPELINES, LP

By:	Boardwalk Operating GP, LLC, its general partner

By:	Boardwalk Pipeline Partners, LP, its sole member

By:	Boardwalk GP, LP, its general partner

By:	Boardwalk GP, LLC, its general partner

By:	/s/ Steven A. Barkauskas
Steven A. Barkauskas
Senior Vice President – Chief Financial Officer

Signature Page to Underwriting Agreement

Boardwalk Pipelines, LP

Accepted:

BARCLAYS CAPITAL INC.

J.P. MORGAN SECURITIES LLC

MUFG SECURITIES AMERICAS INC.

TRUIST SECURITIES, INC.

For themselves and as Representatives

of the several Underwriters named

in Schedule 1 hereto

BARCLAYS CAPITAL INC.

By:	/s/ Andrew Pocius
Name: Andrew Pocius
Title: Managing Director

J.P. MORGAN SECURITIES LLC

By:	/s/ Som Bhattacharyya
Name: Som Bhattacharyya
Title: Executive Director

MUFG SECURITIES AMERICAS INC.

By:	/s/ Richard Testa
Name: Richard Testa
Title: Managing Director

TRUIST SECURITIES, INC.

By:	/s/ Robert Nordlinger
Name: Robert Nordlinger
Title: Authorized Signatory

Signature Page to Underwriting Agreement

Boardwalk Pipelines, LP

SCHEDULE 1

Underwriters	Principal Amount of Securities
Barclays Capital Inc.	$84,000,000
J.P. Morgan Securities LLC	84,000,000
MUFG Securities Americas Inc.	66,000,000
Truist Securities, Inc.	66,000,000
Citigroup Global Markets Inc.	54,000,000
Regions Securities LLC	54,000,000
TD Securities (USA) LLC	54,000,000
Wells Fargo Securities, LLC	54,000,000
BofA Securities, Inc.	42,000,000
Goldman Sachs & Co. LLC	42,000,000

Total	$600,000,000

Schedule 1 – Page 1

SCHEDULE 2

JURISDICTIONS OF QUALIFICATION

Name of Entity	Jurisdiction of Formation	Jurisdictions of Qualification
Boardwalk GP, LLC	Delaware	Kentucky, Texas
Boardwalk GP, LP	Delaware	Kentucky, Texas
Boardwalk Resources Company, LLC	Delaware	Texas
Boardwalk Field Services, LLC	Delaware	Louisiana, Texas
Boardwalk Louisiana Gas Transmission, LLC	Delaware	Louisiana, Texas
Boardwalk Louisiana Midstream, LLC	Delaware	Louisiana, Texas
Boardwalk Midstream, LLC	Delaware	Texas
Boardwalk Operating GP, LLC	Delaware	Texas
Boardwalk Pipelines, LP	Delaware	Kentucky, Texas
Boardwalk Pipeline Partners, LP	Delaware	Alabama, Arkansas, Kentucky, Texas
Boardwalk Storage Company, LLC	Delaware	Louisiana, Texas
Boardwalk Texas Intrastate, LLC	Delaware	Texas
Gulf South Pipeline Company, LLC	Delaware	Alabama, Florida, Kentucky, Louisiana, Mississippi, Oklahoma, Texas
Boardwalk Petrochemical Pipeline, LLC	Delaware	Texas
Texas Gas Transmission, LLC	Delaware	Arkansas, Illinois, Indiana, Kentucky, Louisiana, Mississippi, Ohio, Tennessee, Texas
Boardwalk Ethane Pipeline Holdco, LLC	Delaware	Louisiana, Oklahoma, Texas
Boardwalk Purity Pipelines Company, LLC	Delaware	Texas
Boardwalk Ethane Pipeline Company, LLC	Delaware	Louisiana, Texas
Boardwalk Bayou Ethane Pipeline, LLC	Delaware	Louisiana and Texas
Boardwalk Gulf Coast Transportation Company, LLC	Delaware	Louisiana, Oklahoma, Texas
Boardwalk NGL Marketing Company, LLC	Delaware	Louisiana, Oklahoma, Texas

Schedule 2 – Page 1

SCHEDULE 3

FORM OF FINAL TERM SHEET

BOARDWALK PIPELINES, LP

PRICING TERM SHEET

$600,000,000 5.625% Senior Notes due 2034

Issuer:	Boardwalk Pipelines, LP

Fully and unconditionally guaranteed by:	Boardwalk Pipeline Partners, LP

Ratings* (Moody’s / S&P / Fitch):	Baa2 / BBB- / BBB

Note type:	Senior Unsecured Notes

Pricing date:	February 8, 2024

Settlement date**:	February 15, 2024 (T+5)

Maturity date:	August 1, 2034

Principal amount:	$600,000,000

Benchmark Treasury:	4.500% due November 15, 2033

Benchmark Treasury price / yield:	102-21+ / 4.163%

Re-offer spread:	+ 148bps

Re-offer yield to maturity:	5.643%

Coupon:	5.625%

Public offering price:	99.862% of the principal amount

Net proceeds:	Approximately $593,772,000, after deducting the underwriting discount and estimated offering expenses.

Optional redemption:

In whole or in part, at any time and from time to time prior to May 1, 2034 (the “Par Call Date”), at a redemption price equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Interest payment dates:	February 1 and August 1, beginning August 1, 2024

CUSIP / ISIN:	096630 AK4 / US096630AK44

Joint book-running managers:

Barclays Capital Inc.

J.P. Morgan Securities LLC

MUFG Securities Americas Inc.

Truist Securities, Inc.

Citigroup Global Markets Inc.

Regions Securities LLC

TD Securities (USA) LLC

Wells Fargo Securities, LLC

Schedule 3 – Page 1

Co-managers:	BofA Securities, Inc. Goldman Sachs & Co. LLC

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time.
**

We expect delivery of the notes will be made against payment therefor on or about February 15, 2024, which is the fifth business day following the date of pricing of the notes (such settlement being referred to as “T+5”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes prior to the second trading day prior to the closing of this offering will be required, by virtue of the fact that the notes initially will settle in T+5, to specify an alternate settlement cycle at the time of any such trade to prevent failed settlement and should consult their own advisers.

************************

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and any other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at http://www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. at 888 603 5847 or J.P. Morgan Securities LLC (collect) at 212 834 4533 or MUFG Securities Americas Inc. at 877 649 6848 or Truist Securities, Inc. at 800 685 4786.

Schedule 3 – Page 2

SCHEDULE 4

ISSUER FREE WRITING PROSPECTUSES

Final Term Sheet filed by the Operating Partnership and the Partnership with the Commission on February 8, 2024.

Schedule 4 – Page 1

EXHIBIT A

FORM OF OPINION OF ISSUER’S COUNSEL

(a) Each of the General Partner, the Partnership and the Operating Partnership is validly existing and in good standing as a limited partnership under the Delaware LP Act, has the full partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged and is duly registered or qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction listed opposite its name in Schedule 2 hereto;

(b) Each of BGL, Operating GP, Texas Gas, Gulf South and Boardwalk Midstream is validly existing and in good standing as a limited liability company under the Delaware LLC Act, has the full limited liability company power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction listed opposite its name in Schedule 2 hereto;

(c) BGL is the sole general partner of the General Partner, with a 0.001% general partner interest in the General Partner; such general partner interest has been duly and validly authorized and issued in accordance with the GP Partnership Agreement; and BGL owns such general partner interest free and clear of all liens, encumbrances, security interests or claims (“Liens”) (except restrictions on transferability contained in the GP Partnership Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LP Act) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming BGL as debtor is on file with the Secretary of State of the State of Delaware or otherwise known to such counsel, without independent investigation. BPHC is the sole limited partner of the General Partner, with a 99.999% limited partner interest in the General Partner; such limited partner interest has been duly and validly authorized and issued in accordance with the GP Partnership Agreement and is fully paid (to the extent required under the GP Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act);

(d) The General Partner is the sole general partner of the Partnership, with a 50.8286% percentage interest in the Partnership; such percentage interest has been duly and validly authorized and issued in accordance with the Partnership Agreement; and the General Partner owns such percentage interest free and clear of all Liens (except restrictions on transferability contained in the Partnership Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LP Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file with the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation;

(e) BPHC owns a 49.1714% limited partner interest in the Partnership; such limited partner interest has been duly and validly authorized and issued in accordance with the Partnership Agreement and is fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the

Delaware LP Act); and BPHC owns such limited partner interest free and clear of all Liens (except restrictions on transferability contained in the Partnership Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LP Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming BPHC as debtor is on file with the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation;

(f) The Partnership owns a 100% limited liability company interest in Operating GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the Operating GP LLC Agreement and is fully paid (to the extent required under the Operating GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such limited liability company interest free and clear of all Liens (except restrictions on transferability contained in the Operating GP LLC Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LLC Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation;

(g) Operating GP is the sole general partner of the Operating Partnership, with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement; and Operating GP owns such general partner interest free and clear of all Liens (except restrictions on transferability contained in the Operating Partnership Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Operating GP as debtor is on file with the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation. The Partnership is the sole limited partner of the Operating Partnership, with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens (except restrictions on transferability contained in the Operating Partnership Agreement, as described in the Pricing Disclosure Package or created or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation;

(h) Except as described in the Pricing Disclosure Package, to such counsel’s knowledge, there are no contracts, agreements or understandings between any Partnership Party and any person granting such person the right to require the Issuers to file a registration statement under the Securities Act with respect to any securities of the Issuers owned or to be owned by such person, or to require the Issuers to include such securities in any securities registered or to be registered pursuant to any registration statement filed by or required to be filed by the Issuers under the Securities Act;

(i) The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Partnership Parties;

(j) The Indenture has been duly authorized, executed and delivered by the Issuers and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and an implied covenant of good faith and fair dealing, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) public policy considerations relating to rights to indemnification or contribution;

(k) The Notes have been duly authorized by the Operating Partnership and, assuming that the Securities have been duly executed, authenticated and delivered by the Trustee as provided in the Indenture (which fact such counsel need not determine by an inspection of the Securities) and have been delivered against payment of the purchase price therefor as provided in the Underwriting Agreement, the Notes have been duly executed, issued and delivered by the Operating Partnership and constitute valid and binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and an implied covenant of good faith and fair dealing, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) public policy considerations relating to rights to indemnification or contribution, and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Guarantees have been duly authorized by the Partnership and, assuming that the Securities have been duly executed, authenticated and delivered by the Trustee as provided in the Indenture (which fact such counsel need not determine by an inspection of the Securities) and has been delivered against payment of the purchase price therefor as provided in the Underwriting Agreement, constitutes a valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and an implied covenant of good faith and fair dealing, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) public policy considerations relating to rights to indemnification or contribution, and will be in the form contemplated by, and entitled to the benefits of, the Indenture;

(l) The Indenture has been duly qualified under the Trust Indenture Act. The Indenture complies as to form in all material respects with the Trust Indenture Act;

(m) Each of the Partnership Agreement and the Operating Partnership Agreement has been duly and validly authorized, executed and delivered by each Partnership Party that is a party thereto. Each of the Partnership Agreement and the Operating Partnership Agreement constitutes a valid and binding obligation of the Partnership Parties party thereto, enforceable against each such Partnership Party in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and an implied covenant of good faith and fair dealing, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) public policy considerations relating to rights to indemnification or contribution;

(n) None of the offering, issuance and sale by the Issuers of the Securities, the execution, delivery and performance of the Debt Documents by the Partnership Parties that are parties thereto or the consummation of the transactions contemplated thereby (i) constitutes or will constitute a violation of the Organizational Documents, (ii) constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach or violation of or default under), any agreement filed as an exhibit to the Registration Statement or as an exhibit to the Partnership’s Form 10-K for the year ended December 31, 2023 or any reports filed after December 31, 2023 under the Exchange Act by the Partnership or (iii) violates or will violate any applicable law of the United States of America, the laws of the State of New York, the Delaware LP Act or the Delaware LLC Act, excluding in the case of clauses (ii) and (iii) any such breaches, violations and defaults that would not have a Material Adverse Effect;

(o) Except for qualification of the Indenture under the Trust Indenture Act, the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Securities by the Underwriters, no Governmental Approval is required for the execution, delivery and performance of the Debt Documents by the Partnership Parties that are parties thereto, the consummation of the transactions contemplated thereby and the application of the proceeds from the sale of the Securities as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus, except for such Governmental Approvals (i) as have been obtained or made or (ii) would not have a Material Adverse Effect if not obtained or made;

(p) The Registration Statement became effective under the Securities Act as of September 15, 2023, and the Prospectus was filed with the Commission pursuant to subparagraph (2) of Rule 424(b) of the Rules and Regulations on February [    ], 2024, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceeding for that purpose is pending or threatened by the Commission;

(q) Each of (i) the Registration Statement, on the Effective Date, and (ii) the Prospectus, as of its date and the date hereof, appear on their face to be appropriately responsive, as to form, in all material respects, to the requirements of the Securities Act and the Rules and Regulations (except that such counsel express no statement or belief as to the Trustee statements of eligibility on Form T-1), except that such counsel need express no opinion with respect to the financial statements and the notes and financial schedules thereto and other related financial, accounting and statistical data contained therein or omitted therefrom;

(r) The statements made in the Prospectus under the captions “Summary—The Offering,” “Description of the Notes,” “Description of Debt Securities,” and “Certain United States Federal Income Tax Consequences,” insofar as they purport to summarize certain provisions of documents referred to therein or refer to statements of law or legal conclusions, accurately summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions therein; and the Securities conform in all material respects to the descriptions thereof contained in the Prospectus under the captions “Summary—The Offering,” “Description of the Notes” and “Description of Debt Securities”;

(s) The Partnership is not, and after giving effect to the application of the net proceeds from the offering of the Securities as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus, the Partnership will not be, an “investment company” as defined in the Investment Company Act.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York, the Delaware LP Act and the Delaware LLC Act. Such counsel need not express any opinion with respect to the title of any of the Partnership Entities to any of their respective real or personal property or the accuracy of the descriptions or references in the Registration Statement or the Organizational Documents to any real or personal property, and need not express any opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject.

In rendering such opinion, such counsel shall also state that such counsel has participated in conferences with officers and other representatives of the Partnership Parties and the independent public accountants of the Partnership and the Underwriters’ representatives, at which the contents of the Registration Statement, the Prospectus and the Pricing Disclosure Package and related matters were discussed, and although such counsel did not independently investigate or verify the information set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package, and the Prospectus (except to the extent specified in paragraph (r) above), based on the foregoing (relying as to factual matters in respect of the determination of materiality to the extent such counsel deems reasonable and appropriate upon the statements of fact made by officers and other representatives of the Partnership Parties), no facts have come to such counsel’s attention that have led such counsel to believe that:

(a) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(b) the Prospectus, as of its date and as of the Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements and notes and schedules thereto or other related financial and accounting data contained in, incorporated by reference into or omitted from the Registration Statement, the Pricing Disclosure Package or the Prospectus, any further amendment or supplement thereto, the representations and warranties and other statements of fact contained in the exhibits to the Registration Statement or the Trustee’s Statement of Eligibility on Form T-1.

“applicable law” means those laws, rules and regulations that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by the Debt Documents, without such counsel’s having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided, however, that such references do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, state securities or blue sky, tax, insurance or antitrust, laws, rules or regulations, the Natural Gas Act, as amended, the Interstate Commerce Act, or the rules and regulations promulgated thereunder by the Federal Energy Regulatory Commission.

“Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory authority of the State of New York, the State of Delaware or the United States of America, pursuant to (a) applicable laws of the State of New York, (b) applicable laws of the United States of America, (c) the Delaware LP Act or (d) the Delaware LLC Act.

EXHIBIT B

FORM OF OPINION OF IN-HOUSE COUNSEL

(a) Except as described in the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which any Partnership Entity is a party or to which any property or asset of any Partnership Entity is subject that, if determined adversely to such Partnership Entity, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or an adverse effect on the performance of any of the Debt Documents by the Partnership Parties that are parties thereto or the consummation of the transactions contemplated thereby, and, to such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others; and to such counsel’s knowledge, there are no statutes or pending or threatened legal or governmental proceedings required to be described in the Pricing Disclosure Package that are not so described;

(b) The statements made in the Partnership’s annual report on Form 10-K for the year ended December 31, 2023 under the caption “Business—Our Business—Government Regulation,” insofar as they purport to summarize certain provisions of documents referred to therein or refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions therein;

(c) None of the offering, issuance and sale by the Issuers of the Securities and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, the execution, delivery and performance of the Debt Documents by the Partnership Parties that are parties thereto, or the consummation of the transactions contemplated thereby violates or will violate the Natural Gas Act, as amended, the Interstate Commerce Act, and the rules and regulations promulgated thereunder by the Federal Energy Regulatory Commission; and

(d) To such counsel’s knowledge, there are no contracts or other documents that are required to be described in the Pricing Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement, or that are required by the Exchange Act or the rules and regulations promulgated thereunder to be filed as exhibits to a document incorporated by reference into the Pricing Disclosure Package and the Prospectus, that have not been so described in the Pricing Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement or such incorporated document.

In rendering such opinion, such counsel shall state that he has participated in conferences with officers and other representatives of the Partnership Parties, representatives of the independent registered public accounting firm of the Partnership and the Underwriters’ representatives, at which the contents of the Registration Statement, the Prospectus and the Pricing Disclosure Package and related matters were discussed, and although such counsel did not independently investigate or verify the information set forth in the Registration Statement, the Prospectus or the Pricing Disclosure Package, and such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus and the Pricing Disclosure Package (except to the extent specified in paragraphs (b) and (d) above), based on the foregoing (relying as to factual

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matters in respect of the determination of materiality to the extent such counsel deems reasonable and appropriate upon the statements of fact made by officers and other representatives of the Partnership Parties), no facts have come to such counsel’s attention that have led such counsel to believe that:

(a) the Registration Statement, as of the most recent Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

(b) the Prospectus, as of its date and as of the Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements and notes and schedules thereto or other related financial and accounting data contained in, incorporated by reference into or omitted from the Registration Statement, the Pricing Disclosure Package or the Prospectus, any further amendment or supplement thereto, the exhibits to the Registration Statement or the Trustee’s Statement of Eligibility on Form T-1.

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